UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2024

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

This section provides a summary of the material provisions of the Merger Agreement (defined below) and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1

On November 28, 2024, Future Vision II Acquisition Corp. (“Future Vision”) entered into a Merger Agreement (the “Merger Agreement”) by and among Future Vision, Future Vision II Acquisition Merger Subsidiary Corp. (“Merger Sub”), a Cayman Islands exempted company and a wholly owned subsidiary of Future Vision, and Viwo Technology Inc. (“Viwo”), a Cayman Islands exempted company carrying on business through its wholly-owned subsidiaries in China (collectively with Future Vision and Merger Sub, the “Parties”, or each a “Party”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions therein and in accordance with the Cayman Islands Companies Act (As Revised) (the “Cayman Companies Act”), the Parties intend to effect a business combination transaction whereby the Merger Sub will merge with and into Viwo, with Viwo being the surviving entity and becoming a wholly owned subsidiary of Future Vision (the “Business Combination”). Simultaneously with the consummation of the Business Combination, Future Vision will change its name to “Viwo Inc.”

Viwo is an innovation-driven technology company specializing in AI and “Martech” (marketing + technology) services, as well as AI and software development services. Viwo’s mission is to drive business growth and enhance corporate value for its customers. Viwo assists customers across various industries in achieving digital upgrades and transformations, thereby creating future value. Viwo is committed to continuous technological innovation with the aim of industrializing intelligent digital technology.

Merger Consideration

The Business Combination values Viwo and its subsidiaries and businesses at $100,000,000.00. Upon the Parties satisfying (or waiving, as applicable) all closing conditions and executing the Plan of Merger and other required documents under Cayman law, all of Viwo’s outstanding ordinary shares will be canceled and converted into the right to receive an aggregate of 9,950,250 shares of Future Vision. These shares are valued at $10.05 per share, equivalent to the initial per share redemption price to be paid to Future Vision’s shareholders exercising their right of redemption pursuant to Future Vision’s Memorandum and Articles of Association (“Consideration Shares”).

Representations and Warranties; Covenants

The Merger Agreement includes typical representations, warranties, and covenants for transactions of this size and type. Pursuant to the Merger Agreement, investors are not third-party beneficiaries and should not rely on the representations, warranties, agreements, or covenants, or any descriptions of them, as accurate depictions of the actual state of facts or conditions of the parties involved, or any of their subsidiaries or affiliates. The assertions embodied in those representations, warranties and applicable covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations.

In the Merger Agreement, Viwo represented and warranted:

●	corporate existence and power, and authorization of Viwo to enter into and perform under the Merger Agreement;

●	except for the filing of the Plan of Merger, the SEC declaring the Proxy/Registration Statement effective, and the CSRC Filing, each as defined in the Merger Agreement, Viwo does not need any permissions or approvals from government authorities to execute, perform, or consummate the Merger;

●	the capital structure, list of subsidiaries, financial statements, leased properties, contracts with customers and suppliers, licenses and permits, and intellectual property of Viwo as disclosed by Viwo to Future Vision by way of the disclosure schedule that is part of, but not included as an exhibit to the Merger Agreement, are true, correct and complete;

●	the absence of (i) contravention with other obligations of Viwo as a result of Viwo’s entering, performance and consummation of the transactions contemplated by the Merger Agreement, and (ii) pending or threatened litigation, or legal judgements against Viwo; and

●	other representations and warranties that are customary to a transaction of this size and type.

Viwo also covenanted to:

●	conduct its business in the ordinary course in accordance with the terms of Merger Agreement;

●	provide Future Vision with information and notice, and assist Future Vision in preparing the Proxy/Registration Statement, including the delivery of financial statements reviewed by the independent auditors of Viwo in accordance with PCAOB auditing standards;

●	make the requisite CSRC Filing within the required timeframe;

●	obtain the Viwo shareholders approval of the business combination by way of written resolutions after the SEC declaring the Proxy/Registration Statement effective;

●	refrain from making any claims against the Future Vision trust account holding the IPO proceeds; and

●	other customary agreements and covenants that are customary to a transaction of this size and type.

Future Vision made similar representations, warranties, and covenants to Viwo, as applicable. Additionally, Future Vision agreed to ensure its continued listing on NASDAQ, maintain current and timely filing of all SEC filings and compliance with SEC reporting requirements, make appropriate arrangements to disburse funds held in trust, elect directors and officers of the combined company in accordance with the terms of the Merger Agreement, the Plan of Merger, and relevant agreements, and maintain Directors and Officers (D&O) insurance for present and former directors and officers of Viwo and its subsidiaries.

Closing Conditions

Consummation of the Closing (as defined in the Merger Agreement) is condition upon customary factors including:

●	the performance of the Parties’ obligation under the Merger Agreement;

●	the absence of any legal action, law or order prohibiting the consummation of the Business Combination;

●	the declaration of effectiveness by the SEC of the Proxy/Registration Statement;

●	both Future Vision and Viwo shareholders approving the Business Combination;

●	as to Future Vision, changing its name to “Viwo Inc.”, having at least $5,000,001 of net tangible assets immediately after the closing, and the election of the persons identified in the Merger Agreement and Plan of Merger to the board of directors; and

●	the exchange of closing certificates by officers of the Parties.

Termination

The Merger Agreement may be terminated by the Parties if Closing has not occurred by November 28, 2025, or in the event of a material breach of the Agreement by either party, including any material breach of the representations and warranties, agreements, and covenants and such breach is not cured within fifteen (15) days following receipt by the breaching party a notice describing such breach.

Fees and Expenses

Each party shall bear its own costs and expenses in connection with the Merger Agreement and the transactions contemplated hereby; provided that, if the Closing shall occur, Purchaser shall pay or cause to be paid the unpaid Company Transaction Expenses by wire transfer of immediately available funds to the designated account.

Voting and Transaction Support Agreement

To facilitate the execution of the Merger Agreement, Viwo shareholders have entered into a Voting and Transaction Support Agreement with Future Vision and Viwo. Under this agreement, each Viwo shareholder will execute written resolutions to approve the Business Combination within three days of receiving the written resolutions from Viwo. Viwo anticipates delivering these written resolutions to its shareholders following the SEC’s declaration of the effectiveness of the Proxy/Registration Statement.

Non-Compete Agreement

Each of Viwo’s shareholders have agreed to enter into a non-compete and non-solicitation agreement with Future Vision at the Closing

Item 7.01 Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the Parties on November 29, 2024, announcing the entry into the Merger Agreement and the other Transactions contemplated by the Agreement.

The information set forth in this Item 7.01, including exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information about the Business Combination and Where to Find It

To facilitate the Business Combination, Future Vision will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement/prospectus of Future Vision, and after the Registration Statement is declared effective, Future Vision will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Future Vision’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. Future Vision and Viwo may also file other documents with the SEC regarding the Business Combination. Future Vision shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, when available, as these materials will contain important information about Future Vision, Viwo, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Future Vision shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation / No Offer or Solicitation

Future Vision, Viwo, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Future Vision shareholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Future Vision and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

Neither Future Vision, Viwo, nor any of their respective affiliates make any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Business Combination discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transactions by and among Future Vision, Merger Sub, and Viwo, including statements regarding the benefits of the transaction, the anticipated timing of the Business Combination, the business of the Viwo and the markets in which they operate. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Future Vision’s and Viwo’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Future Vision’s and Viwo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic markets; risks related to the business of Viwo and the timing of expected business milestones; changes in the assumptions underlying the expectations of the Viwo regarding its future business; the effects of competition on the Viwo’s future business; the outcome of any legal proceedings that may be instituted against Future Vision, Viwo, and/or the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination, including, without limitation, the inability to obtain approval of the shareholders of Future Vision or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Future Vision and Viwo as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Business Combination; the Parties’ estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Future Vision with the SEC, including the proxy statement/prospectus that will be filed relating to the proposed Business Combination. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Future Vision and Viwo caution that the foregoing list of factors is not exclusive. Future Vision and Viwo caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Future Vision or Viwo undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement dated November 28, 2024, by and among Future Vision II Acquisition Corp., Future Vision II Acquisition Merger Subsidiary Corp., and Viwo Technology Inc.
10.1	Company Transaction Support Agreement
99.1	Press Release

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2024

FUTURE VISION II ACQUISITION CORP.

By:	/s/ Danhua Xu
Name:	Danhua Xu
Title:	Chief Executive Officer and Director